Net Loss Per Share	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Net Loss Per Share
20. Net Loss Per Share

	Year Ended December 31,
	2019 $	2018 $	2017 $
Net loss attributable to shareholders of Teekay Corporation for basic loss per share	(310,577)	(79,237)	(163,276)
Reduction in net earnings due to dilutive impact of stock-based compensation in Teekay LNG, Altera and Teekay Tankers and stock purchase warrants in Altera	—	—	(90)
Net loss attributable to shareholders of Teekay Corporation for diluted loss per share	(310,577)	(79,237)	(163,366)
Weighted average number of common shares	100,719,224	99,670,176	86,335,473
Dilutive effect of stock-based compensation	—	—	—
Common stock and common stock equivalents	100,719,224	99,670,176	86,335,473
Loss per common share - basic and diluted	(3.08)	(0.79)	(1.89)

The Company intends to settle the principal of the Convertible Notes in cash on conversion and calculates diluted earnings per share using the treasury-stock method. Stock-based awards and the conversion feature on the Convertible Notes that have an anti-dilutive effect on the calculation of diluted loss per common share, are excluded from this calculation. For the years ended December 31, 2019, 2018 and 2017, the number of Common Stock from stock-based awards and the conversion feature on the Convertible Notes that had an anti-dilutive effect on the calculation of diluted earnings per common share were 3.5 million, 4.0 million and 3.6 million respectively. In periods where a loss attributable to shareholders has been incurred all stock-based awards and the conversion feature on the Convertible Notes are anti-dilutive.